JPMorgan International Bond Opportunities ETF
Schedule of Portfolio Investments as of November 30, 2022
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2022.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — 60.4%
Australia — 0.8%
APA Infrastructure Ltd. 2.00%, 7/15/2030 (a)	EUR 150,000	132,762
Commonwealth Bank of Australia
2.69%, 3/11/2031 (b)	650,000	495,678
3.78%, 3/14/2032 (b)	200,000	164,241
Glencore Funding LLC
4.13%, 5/30/2023 (b)	450,000	446,793
2.50%, 9/1/2030 (b)	462,000	374,901
2.85%, 4/27/2031 (b)	450,000	370,589
2.63%, 9/23/2031 (b)	608,000	484,046
Westpac Banking Corp. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.00%), 4.11%, 7/24/2034 (c)	75,000	63,986
		2,532,996
Austria — 0.3%
ams-OSRAM AG 6.00%, 7/31/2025 (a)	EUR 900,000	881,518
Belgium — 1.3%
Anheuser-Busch Cos. LLC
4.70%, 2/1/2036	520,000	498,937
4.90%, 2/1/2046	85,000	79,516
Anheuser-Busch InBev SA/NV 3.70%, 4/2/2040 (a)	EUR 200,000	204,399
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 1/23/2029	500,000	499,694
4.44%, 10/6/2048	344,000	302,091
KBC Group NV (EUR Swap Annual 5 Year + 1.25%), 1.62%, 9/18/2029 (a) (c)	EUR 300,000	290,671
Ontex Group NV 3.50%, 7/15/2026 (a)	EUR 400,000	343,445
Sarens Finance Co. NV 5.75%, 2/21/2027 (a)	EUR 500,000	393,035
Solvay Finance SACA (EUR Swap Annual 5 Year + 3.70%), 5.42%, 11/12/2023 (a) (c) (d) (e)	EUR 100,000	103,717
Solvay SA (EUR Swap Annual 5 Year + 3.92%), 4.25%, 12/4/2023 (a) (c) (d) (e)	EUR 800,000	823,240
Telenet Finance Luxembourg Notes SARL 3.50%, 3/1/2028 (a)	EUR 500,000	477,245
		4,015,990
Brazil — 0.3%
Guara Norte SARL 5.20%, 6/15/2034 (b)	304,249	250,111
Klabin Austria GmbH 7.00%, 4/3/2049 (a)	200,000	189,200
Suzano Austria GmbH
3.75%, 1/15/2031	48,000	39,900
7.00%, 3/16/2047 (a)	200,000	198,500
Vale Overseas Ltd. 3.75%, 7/8/2030	259,000	225,654
		903,365
Canada — 0.9%
Bank of Nova Scotia (The)
2.45%, 2/2/2032	420,000	339,568
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.05%), 4.59%, 5/4/2037 (c)	570,000	491,499
Emera US Finance LP 2.64%, 6/15/2031	272,000	214,705
Emera, Inc. Series 16-A, (ICE LIBOR USD 3 Month + 5.44%), 6.75%, 6/15/2076 (c)	236,000	223,315
Toronto-Dominion Bank (The) 4.11%, 6/8/2027	955,000	922,188
TransCanada PipeLines Ltd. 2.50%, 10/12/2031	500,000	405,045
Transcanada Trust Series 16-A, (ICE LIBOR USD 3 Month + 4.64%), 5.87%, 8/15/2076 (c)	57,000	53,501
		2,649,821

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Chile — 0.2%
Alfa Desarrollo SpA 4.55%, 9/27/2051 (b)	338,761	246,652
Empresa de Transporte de Pasajeros Metro SA 4.70%, 5/7/2050 (b)	200,000	157,288
Kenbourne Invest SA 6.88%, 11/26/2024 (b)	200,000	184,412
		588,352
China — 0.9%
Country Garden Holdings Co. Ltd. 3.13%, 10/22/2025 (a)	530,000	249,100
Huarong Finance 2017 Co. Ltd. 4.25%, 11/7/2027 (a)	200,000	163,500
Huarong Finance 2019 Co. Ltd.
(ICE LIBOR USD 3 Month + 1.13%), 5.82%, 2/24/2023 (a) (c)	200,000	199,250
2.13%, 9/30/2023 (a)	200,000	190,038
Longfor Group Holdings Ltd. 4.50%, 1/16/2028 (a)	300,000	218,250
NXP BV
5.55%, 12/1/2028	1,370,000	1,387,981
3.25%, 5/11/2041	300,000	212,137
		2,620,256
Colombia — 0.1%
AI Candelaria Spain SA 5.75%, 6/15/2033 (b)	250,000	181,875
Finland — 0.2%
Nokia OYJ
2.00%, 3/15/2024 (a)	EUR 300,000	306,904
2.00%, 3/11/2026 (a)	EUR 200,000	196,349
		503,253
France — 8.3%
Accor SA 3.00%, 2/4/2026 (a) (f)	EUR 600,000	601,689
Airbus SE
1.63%, 6/9/2030 (a)	EUR 1,100,000	1,036,698
1.38%, 5/13/2031 (a)	EUR 300,000	269,222
Altice France SA 3.38%, 1/15/2028 (a)	EUR 1,200,000	992,732
Autoroutes du Sud de la France SA 1.13%, 4/20/2026 (a)	EUR 800,000	780,758
AXA SA (EURIBOR 3 Month + 3.75%), 3.38%, 7/6/2047 (a) (c)	EUR 600,000	585,645
Banijay Entertainment SASU 3.50%, 3/1/2025 (a)	EUR 725,000	715,250
Banijay Group SAS 6.50%, 3/1/2026 (a)	EUR 200,000	198,234
Banque Federative du Credit Mutuel SA 3.75%, 7/20/2023 (b)	715,000	707,892
BNP Paribas SA 3.50%, 3/1/2023 (b)	1,000,000	995,003
BPCE SA
5.15%, 7/21/2024 (b)	600,000	588,337
4.88%, 4/1/2026 (b)	450,000	429,462
(EURIBOR 3 Month + 1.00%), 0.50%, 9/15/2027 (a) (c)	EUR 400,000	363,161
(SOFR + 1.31%), 2.28%, 1/20/2032 (b) (c)	480,000	357,910
(SOFR + 1.73%), 3.12%, 10/19/2032 (b) (c)	250,000	182,622
Burger King France SAS (EURIBOR 3 Month + 4.75%), 6.39%, 11/1/2026 (a) (c)	EUR 250,000	253,410
Casino Guichard Perrachon SA 4.50%, 3/7/2024 (a) (f)	EUR 400,000	366,268
CGG SA 7.75%, 4/1/2027 (a)	EUR 434,000	378,771
Chrome Bidco SASU 3.50%, 5/31/2028 (a)	EUR 739,000	674,800
Chrome Holdco SASU 5.00%, 5/31/2029 (a)	EUR 200,000	165,237

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
France — continued
Credit Agricole SA
(SOFR + 0.89%), 1.25%, 1/26/2027 (b) (c)	1,000,000	871,443
2.00%, 3/25/2029 (a)	EUR 200,000	184,124
Credit Mutuel Arkea SA (EURIBOR ICE Swap Rate 5 Year + 1.45%), 1.88%, 10/25/2029 (a) (c)	EUR 300,000	295,229
Electricite de France SA
(EUR Swap Annual 6 Year + 3.44%), 4.00%, 7/4/2024 (a) (c) (d) (e)	EUR 1,000,000	974,262
(EUR Swap Annual 5 Year + 3.97%), 3.38%, 6/15/2030 (a) (c) (d) (e)	EUR 600,000	468,976
Elis SA 1.63%, 4/3/2028 (a)	EUR 900,000	798,515
Faurecia SE
3.13%, 6/15/2026 (a)	EUR 600,000	567,465
2.38%, 6/15/2027 (a)	EUR 600,000	524,525
3.75%, 6/15/2028 (a)	EUR 500,000	452,063
Iliad Holding SASU
5.13%, 10/15/2026 (a)	EUR 111,000	110,567
5.63%, 10/15/2028 (a)	EUR 584,000	567,441
La Financiere Atalian SASU
4.00%, 5/15/2024 (a)	EUR 350,000	312,310
5.13%, 5/15/2025 (a)	EUR 100,000	88,971
Loxam SAS
2.88%, 4/15/2026 (a)	EUR 600,000	558,815
4.50%, 2/15/2027 (b)	EUR 288,000	276,512
Lune Holdings SARL 5.63%, 11/15/2028 (a)	EUR 375,000	322,326
Orange SA
(EUR Swap Annual 5 Year + 2.36%), 2.38%, 1/15/2025 (a) (c) (d) (e)	EUR 200,000	196,940
(EUR Swap Annual 5 Year + 3.99%), 5.00%, 10/1/2026 (a) (c) (d) (e)	EUR 400,000	419,362
(EURIBOR ICE Swap Rate 5 Year + 2.18%), 1.75%, 12/19/2026 (a) (c) (d) (e)	EUR 200,000	184,186
Paprec Holding SA
4.00%, 3/31/2025 (a)	EUR 100,000	100,072
3.50%, 7/1/2028 (a)	EUR 373,000	333,803
Parts Europe SA 6.50%, 7/16/2025 (a)	EUR 400,000	418,321
Quatrim SASU 5.88%, 1/15/2024 (a)	EUR 500,000	507,683
Renault SA
1.25%, 6/24/2025 (a)	EUR 400,000	380,419
2.00%, 9/28/2026 (a)	EUR 600,000	552,496
1.13%, 10/4/2027 (a)	EUR 800,000	678,059
Rexel SA 2.13%, 6/15/2028 (a)	EUR 600,000	544,277
Societe Generale SA
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.39%), 9.38%, 5/22/2028 (b) (c) (d) (e)	211,000	216,539
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.51%), 5.38%, 11/18/2030 (b) (c) (d) (e)	525,000	412,177
SPIE SA 2.63%, 6/18/2026 (a)	EUR 500,000	488,432
TotalEnergies Capital International SA 3.13%, 5/29/2050	50,000	36,121
TotalEnergies SE (EUR Swap Annual 5 Year + 1.77%), 1.75%, 4/4/2024 (a) (c) (d) (e)	EUR 850,000	838,958
Vallourec SA 8.50%, 6/30/2026 (a)	EUR 500,000	516,560
		24,841,050
Germany — 5.4%
Bertelsmann SE & Co. KGaA (EUR Swap Annual 5 Year + 2.64%), 3.00%, 4/23/2075 (a) (c)	EUR 200,000	207,625
BK LC Lux Finco1 SARL 5.25%, 4/30/2029 (a)	EUR 700,000	648,294

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Germany — continued
Cheplapharm Arzneimittel GmbH
3.50%, 2/11/2027 (a)	EUR 300,000	279,357
4.38%, 1/15/2028 (a)	EUR 600,000	554,150
Commerzbank AG (EUR Swap Annual 5 Year + 4.35%), 4.00%, 12/5/2030 (a) (c)	EUR 500,000	489,732
CT Investment GmbH 5.50%, 4/15/2026 (a)	EUR 456,000	417,940
Deutsche Bank AG
(SOFR + 2.16%), 2.22%, 9/18/2024 (c)	1,075,000	1,031,357
(SOFR + 2.26%), 3.74%, 1/7/2033 (c)	450,000	321,242
Deutsche Lufthansa AG
2.00%, 7/14/2024 (a)	EUR 400,000	400,348
2.88%, 2/11/2025 (a)	EUR 1,200,000	1,184,935
Deutsche Telekom International Finance BV 2.49%, 9/19/2023 (b)	250,000	244,944
Douglas GmbH 6.00%, 4/8/2026 (a)	EUR 700,000	602,549
Hapag-Lloyd AG 2.50%, 4/15/2028 (a)	EUR 500,000	457,292
IHO Verwaltungs GmbH
3.75% (Cash), 9/15/2026 (a)	EUR 125,000	115,765
3.88% (Cash), 5/15/2027 (a) (g)	EUR 500,000	453,083
Kirk Beauty SUN GmbH 8.25% (PIK), 10/1/2026 (a)	EUR 104,500	63,859
Nidda BondCo GmbH 5.00%, 9/30/2025 (a)	EUR 700,000	608,471
Nidda Healthcare Holding GmbH 3.50%, 9/30/2024 (a)	EUR 625,000	621,674
Renk AG 5.75%, 7/15/2025 (a)	EUR 400,000	377,933
Schaeffler AG
2.88%, 3/26/2027 (a)	EUR 450,000	442,543
3.38%, 10/12/2028 (a)	EUR 500,000	471,522
Techem Verwaltungsgesellschaft 674 mbH 6.00%, 7/30/2026 (a)	EUR 219,799	216,715
Techem Verwaltungsgesellschaft 675 mbH 2.00%, 7/15/2025 (a)	EUR 1,100,000	1,056,217
thyssenkrupp AG
2.88%, 2/22/2024 (a)	EUR 600,000	611,611
2.50%, 2/25/2025 (a)	EUR 200,000	199,692
TK Elevator Holdco GmbH 6.63%, 7/15/2028 (a)	EUR 180,000	154,529
TK Elevator Midco GmbH 4.38%, 7/15/2027 (a)	EUR 300,000	274,272
TUI Cruises GmbH 6.50%, 5/15/2026 (a)	EUR 350,000	297,742
Volkswagen International Finance NV 3.25%, 11/18/2030 (a)	EUR 600,000	595,417
Vonovia Finance BV 2.25%, 4/7/2030 (a)	EUR 1,100,000	971,997
WEPA Hygieneprodukte GmbH 2.88%, 12/15/2027 (a)	EUR 100,000	84,398
ZF Europe Finance BV
2.00%, 2/23/2026 (a)	EUR 1,000,000	922,086
2.50%, 10/23/2027 (a)	EUR 300,000	266,756
ZF Finance GmbH
2.25%, 5/3/2028 (a)	EUR 200,000	169,538
3.75%, 9/21/2028 (a)	EUR 500,000	445,511
		16,261,096
Greece — 0.3%
Alpha Bank SA 2.50%, 2/5/2023 (a)	EUR 780,000	811,411
India — 0.2%
Greenko Dutch BV 3.85%, 3/29/2026 (b)	191,000	163,066

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
India — continued
Greenko Power II Ltd. 4.30%, 12/13/2028 (b)	415,437	355,075
NTPC Ltd. 3.75%, 4/3/2024 (a)	200,000	194,850
		712,991
Indonesia — 0.2%
Indonesia Asahan Aluminium Persero PT 5.45%, 5/15/2030 (b)	200,000	187,350
Pertamina Persero PT 3.65%, 7/30/2029 (b)	400,000	365,044
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 4.13%, 5/15/2027 (a)	200,000	188,100
		740,494
Ireland — 1.0%
AerCap Ireland Capital DAC
4.13%, 7/3/2023	420,000	416,226
3.00%, 10/29/2028	134,000	113,215
AIB Group plc (EUR Swap Annual 5 Year + 2.15%), 1.88%, 11/19/2029 (a) (c)	EUR 750,000	710,678
Avolon Holdings Funding Ltd.
3.95%, 7/1/2024 (b)	126,000	119,995
2.13%, 2/21/2026 (b)	440,000	376,615
4.25%, 4/15/2026 (b)	140,000	127,023
4.38%, 5/1/2026 (b)	60,000	54,541
Bank of Ireland Group plc (EUR Swap Annual 5 Year + 7.92%), 7.50%, 5/19/2025 (a) (c) (d) (e)	EUR 300,000	309,876
eircom Finance DAC 3.50%, 5/15/2026 (a)	EUR 1,000,000	950,697
		3,178,866
Israel — 0.2%
Energean Israel Finance Ltd.
4.88%, 3/30/2026 (a)	156,000	145,080
5.38%, 3/30/2028 (a)	150,475	137,684
Leviathan Bond Ltd.
6.13%, 6/30/2025 (a)	200,000	195,975
6.50%, 6/30/2027 (a)	165,554	161,374
		640,113
Italy — 4.3%
Assicurazioni Generali SpA
2.43%, 7/14/2031 (a)	EUR 200,000	169,097
(EURIBOR 3 Month + 5.35%), 5.50%, 10/27/2047 (a) (c)	EUR 200,000	211,504
Atlantia SpA
1.63%, 2/3/2025 (a)	EUR 300,000	291,931
1.88%, 7/13/2027 (a)	EUR 350,000	308,486
1.88%, 2/12/2028 (a)	EUR 400,000	343,398
Autostrade per l'Italia SpA
2.00%, 12/4/2028 (a)	EUR 900,000	789,544
1.88%, 9/26/2029 (a)	EUR 100,000	84,778
Enel Finance International NV
1.38%, 7/12/2026 (b)	1,460,000	1,264,581
3.50%, 4/6/2028 (b)	200,000	176,126
1.88%, 7/12/2028 (b)	425,000	341,437
5.00%, 6/15/2032 (b)	200,000	181,641
Enel SpA Series 63.5, (EUR Swap Annual 5 Year + 2.58%), 3.38%, 8/24/2026 (a) (c) (d) (e)	EUR 800,000	756,516

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Italy — continued
Eni SpA 4.25%, 5/9/2029 (b)	250,000	232,011
Guala Closures SpA 3.25%, 6/15/2028 (a)	EUR 384,000	344,727
Infrastrutture Wireless Italiane SpA 1.88%, 7/8/2026 (a)	EUR 500,000	478,811
Intesa Sanpaolo SpA
(EUR Swap Annual 5 Year + 7.19%), 7.75%, 1/11/2027 (a) (c) (d) (e)	EUR 676,000	701,687
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.75%), 4.95%, 6/1/2042 (b) (c)	200,000	131,471
Leonardo SpA 4.88%, 3/24/2025	EUR 400,000	424,282
Lottomatica SpA 5.13%, 7/15/2025 (a)	EUR 882,000	877,393
Nexi SpA 1.63%, 4/30/2026 (a)	EUR 219,000	204,817
Pro-Gest SpA 3.25%, 12/15/2024 (a)	EUR 577,000	388,776
Rossini SARL 6.75%, 10/30/2025 (a)	EUR 400,000	416,844
Saipem Finance International BV
3.75%, 9/8/2023 (a)	EUR 200,000	206,347
2.63%, 1/7/2025 (a)	EUR 300,000	293,231
Shiba Bidco SpA 4.50%, 10/31/2028 (a)	EUR 650,000	568,766
TeamSystem SpA 3.50%, 2/15/2028 (a)	EUR 300,000	262,231
Telecom Italia SpA
2.88%, 1/28/2026 (a)	EUR 200,000	187,308
3.63%, 5/25/2026 (a)	EUR 400,000	381,900
2.38%, 10/12/2027 (a)	EUR 1,350,000	1,169,504
UniCredit SpA
(EURIBOR ICE Swap Rate 5 Year + 7.33%), 7.50%, 6/3/2026 (a) (c) (d) (e)	EUR 300,000	312,374
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 1.98%, 6/3/2027 (b) (c)	200,000	169,465
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 3.13%, 6/3/2032 (b) (c)	200,000	152,020
		12,823,004
Japan — 1.6%
Mitsubishi UFJ Financial Group, Inc.
2.53%, 9/13/2023	580,000	566,973
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.55%), 5.06%, 9/12/2025 (c)	795,000	790,195
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (c)	1,575,000	1,390,663
Sumitomo Mitsui Financial Group, Inc. 3.75%, 7/19/2023	157,000	155,518
Takeda Pharmaceutical Co. Ltd.
5.00%, 11/26/2028	1,110,000	1,110,305
1.00%, 7/9/2029	EUR 363,000	326,460
2.05%, 3/31/2030	500,000	411,805
3.03%, 7/9/2040	270,000	201,910
		4,953,829
Kazakhstan — 0.1%
KazMunayGas National Co. JSC 5.75%, 4/19/2047 (a)	380,000	285,332
Kuwait — 0.1%
MEGlobal Canada ULC 5.00%, 5/18/2025 (b)	200,000	195,100
Luxembourg — 1.9%
Altice Finco SA 4.75%, 1/15/2028 (a)	EUR 500,000	398,160
Altice France Holding SA
8.00%, 5/15/2027 (a)	EUR 350,000	276,537
8.00%, 5/15/2027 (b)	EUR 123,000	97,183

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Luxembourg — continued
ARD Finance SA 5.00% (Cash), 6/30/2027 (a) (g) (h)	EUR 200,000	145,982
Herens Midco SARL 5.25%, 5/15/2029 (a)	EUR 603,000	430,609
INEOS Finance plc 3.38%, 3/31/2026 (a)	EUR 547,000	515,797
Matterhorn Telecom SA 3.13%, 9/15/2026 (a)	EUR 775,000	728,101
Monitchem HoldCo 3 SA 5.25%, 3/15/2025 (a)	EUR 400,000	396,469
PLT VII Finance SARL 4.63%, 1/5/2026 (a)	EUR 650,000	633,520
SELP Finance SARL, REIT 0.88%, 5/27/2029 (a)	EUR 900,000	728,047
SES SA
(EUR Swap Annual 5 Year + 3.19%), 2.87%, 5/27/2026 (a) (c) (d) (e)	EUR 500,000	415,772
0.88%, 11/4/2027 (a)	EUR 245,000	215,918
Summer BC Holdco A SARL 9.25%, 10/31/2027 (a)	EUR 180,211	145,349
Summer BC Holdco B SARL 5.75%, 10/31/2026 (a)	EUR 500,000	461,693
		5,589,137
Malaysia — 0.1%
Petronas Capital Ltd. 3.40%, 4/28/2061 (b)	436,000	307,049
Mexico — 0.6%
BBVA Bancomer SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.65%), 5.12%, 1/18/2033 (b) (c)	200,000	171,610
Cemex SAB de CV (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.53%), 5.12%, 6/8/2026 (b) (c) (d) (e)	488,000	429,440
Fomento Economico Mexicano SAB de CV 3.50%, 1/16/2050	150,000	106,500
Petroleos Mexicanos 5.95%, 1/28/2031	1,428,000	1,067,858
		1,775,408
Morocco — 0.1%
OCP SA 6.88%, 4/25/2044 (a)	200,000	180,850
Netherlands — 2.0%
ABN AMRO Bank NV
4.75%, 7/28/2025 (b)	200,000	191,946
(EUR Swap Annual 5 Year + 4.67%), 4.37%, 9/22/2025 (a) (c) (d) (e)	EUR 200,000	194,332
4.80%, 4/18/2026 (b)	200,000	190,350
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.90%), 3.32%, 3/13/2037 (b) (c)	400,000	289,726
Cooperatieve Rabobank UA
3.88%, 9/26/2023 (b)	250,000	246,897
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.73%), 1.00%, 9/24/2026 (b) (c)	365,000	321,556
(EUR Swap Annual 5 Year + 4.68%), 4.37%, 6/29/2027 (a) (c) (d) (e)	EUR 400,000	372,135
ING Groep NV (SOFR + 1.83%), 4.02%, 3/28/2028 (c)	710,000	662,502
Nobel Bidco BV 3.13%, 6/15/2028 (a)	EUR 336,000	233,665
Q-Park Holding I BV
1.50%, 3/1/2025 (a)	EUR 100,000	95,475
2.00%, 3/1/2027 (a)	EUR 500,000	437,963
Sigma Holdco BV 5.75%, 5/15/2026 (a)	EUR 400,000	294,864
Titan Holdings II BV 5.13%, 7/15/2029 (a)	EUR 768,000	637,347
Trivium Packaging Finance BV 3.75%, 8/15/2026 (a) (f)	EUR 700,000	663,860
UPC Holding BV 3.88%, 6/15/2029 (a)	EUR 500,000	438,041
Ziggo Bond Co. BV 3.38%, 2/28/2030 (a)	EUR 800,000	635,807
		5,906,466

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
New Zealand — 0.1%
ANZ New Zealand Int'l Ltd. 2.55%, 2/13/2030 (b)	490,000	407,752
Norway — 0.4%
DNB Bank ASA (UK Government Bond 1 Year Note Generic Bid Yield + 1.35%), 2.62%, 6/10/2026 (a) (c)	GBP 1,000,000	1,137,322
Peru — 0.0% ^
Southern Copper Corp. 5.88%, 4/23/2045	140,000	139,414
Portugal — 0.8%
EDP - Energias de Portugal SA (EUR Swap Annual 5 Year + 1.84%), 1.70%, 7/20/2080 (a) (c)	EUR 1,000,000	933,393
EDP Finance BV
3.63%, 7/15/2024 (b)	675,000	652,653
1.50%, 11/22/2027 (a)	EUR 750,000	715,341
		2,301,387
Spain — 6.4%
Abertis Infraestructuras Finance BV
(EUR Swap Annual 5 Year + 3.69%), 3.25%, 11/24/2025 (a) (c) (d) (e)	EUR 600,000	543,999
(EUR Swap Annual 5 Year + 3.27%), 2.62%, 1/26/2027 (a) (c) (d) (e)	EUR 100,000	84,280
Banco Bilbao Vizcaya Argentaria SA (EUR Swap Annual 5 Year + 6.46%), 6.00%, 1/15/2026 (a) (c) (d) (e)	EUR 400,000	401,389
Banco de Sabadell SA (EUR Swap Annual 1 Year + 0.97%), 0.63%, 11/7/2025 (a) (c)	EUR 300,000	290,550
Banco Santander SA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.45%), 0.70%, 6/30/2024 (c)	1,200,000	1,161,099
5.15%, 8/18/2025	1,400,000	1,391,128
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.90%), 1.72%, 9/14/2027 (c)	800,000	685,378
CaixaBank SA
(EUR Swap Annual 5 Year + 6.22%), 6.37%, 9/19/2023 (a) (c) (d) (e)	EUR 400,000	411,961
(EUR Swap Annual 5 Year + 6.50%), 6.75%, 6/13/2024 (a) (c) (d) (e)	EUR 400,000	408,997
1.13%, 3/27/2026 (a)	EUR 1,000,000	955,851
(EUR Swap Annual 5 Year + 3.62%), 3.75%, 2/15/2029 (a) (c)	EUR 800,000	817,321
Cellnex Finance Co. SA 2.25%, 4/12/2026 (a)	EUR 500,000	485,219
Cellnex Telecom SA
1.00%, 4/20/2027 (a)	EUR 500,000	449,240
1.88%, 6/26/2029	EUR 400,000	347,864
Cirsa Finance International SARL 4.75%, 5/22/2025 (a)	EUR 950,000	939,290
ContourGlobal Power Holdings SA 4.13%, 8/1/2025 (a)	EUR 500,000	506,512
eDreams ODIGEO SA
5.50%, 7/15/2027 (b)	EUR 307,000	260,363
5.50%, 7/15/2027 (a)	EUR 500,000	424,044
Grifols Escrow Issuer SA 3.88%, 10/15/2028 (a)	EUR 300,000	257,452
Grifols SA
1.63%, 2/15/2025 (a)	EUR 550,000	535,064
2.25%, 11/15/2027 (a)	EUR 1,000,000	903,137
Grupo Antolin-Irausa SA
3.38%, 4/30/2026 (a)	EUR 100,000	85,511
3.50%, 4/30/2028 (a)	EUR 225,000	176,777
Iberdrola International BV (EUR Swap Annual 5 Year + 2.06%), 2.62%, 12/26/2023 (a) (c) (d) (e)	EUR 800,000	808,440
Kaixo Bondco Telecom SA 5.13%, 9/30/2029 (a)	EUR 392,000	348,768
Lorca Telecom Bondco SA 4.00%, 9/18/2027 (a)	EUR 1,066,000	1,003,780
Naturgy Finance BV (EUR Swap Annual 9 Year + 3.08%), 3.38%, 4/24/2024 (a) (c) (d) (e)	EUR 200,000	203,285

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
Spain — continued
Repsol International Finance BV (EUR Swap Annual 10 Year + 4.20%), 4.50%, 3/25/2075 (a) (c)	EUR 1,400,000	1,409,493
Telefonica Emisiones SA 5.21%, 3/8/2047	150,000	122,564
Telefonica Europe BV
(EUR Swap Annual 5 Year + 2.33%), 2.62%, 3/7/2023 (a) (c) (d) (e)	EUR 100,000	103,456
Series NC5, (EUR Swap Annual 5 Year + 2.45%), 3.00%, 9/4/2023 (a) (c) (d) (e)	EUR 900,000	913,314
(EUR Swap Annual 8 Year + 2.97%), 3.88%, 6/22/2026 (a) (c) (d) (e)	EUR 900,000	858,105
(EUR Swap Annual 6 Year + 2.87%), 2.88%, 2/24/2028 (a) (c) (d) (e)	EUR 1,000,000	858,495
		19,152,126
Sweden — 0.9%
Dometic Group AB 3.00%, 5/8/2026 (a)	EUR 650,000	612,076
Svenska Handelsbanken AB (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.05%), 4.75%, 3/1/2031 (a) (c) (d) (e)	200,000	163,250
Verisure Holding AB
3.88%, 7/15/2026 (a)	EUR 275,000	258,979
3.25%, 2/15/2027 (a)	EUR 900,000	809,892
Verisure Midholding AB 5.25%, 2/15/2029 (a)	EUR 319,000	267,636
Volvo Car AB
2.00%, 1/24/2025 (a)	EUR 200,000	199,539
2.50%, 10/7/2027 (a)	EUR 300,000	282,135
		2,593,507
Switzerland — 1.5%
Argentum Netherlands for Zurich Insurance Co. Ltd. (EURIBOR 3 Month + 3.95%), 3.50%, 10/1/2046 (a) (c)	EUR 700,000	695,009
Credit Suisse Group AG
4.28%, 1/9/2028 (b)	550,000	448,147
(SOFR + 3.73%), 4.19%, 4/1/2031 (b) (c)	274,000	207,723
(SOFR + 1.73%), 3.09%, 5/14/2032 (b) (c)	561,000	382,188
(SOFR + 5.02%), 9.02%, 11/15/2033 (b) (c)	250,000	253,817
Dufry One BV 2.50%, 10/15/2024 (a)	EUR 700,000	708,389
Holcim Sterling Finance Netherlands BV 2.25%, 4/4/2034 (a)	GBP 300,000	255,263
Kongsberg Actuation Systems BV 5.00%, 7/15/2025 (a)	EUR 218,182	198,690
Swiss Re Finance Luxembourg SA (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.58%), 5.00%, 4/2/2049 (b) (c)	200,000	177,560
UBS Group AG
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.05%), 4.70%, 8/5/2027 (b) (c)	322,000	311,459
(EUR Swap Annual 1 Year + 0.77%), 0.25%, 11/5/2028 (a) (c)	EUR 300,000	257,938
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.09%, 2/11/2032 (b) (c)	280,000	211,993
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 2.75%, 2/11/2033 (b) (c)	430,000	335,479
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.40%), 4.99%, 8/5/2033 (b) (c)	200,000	186,334
		4,629,989
Taiwan — 0.3%
TSMC Arizona Corp. 4.25%, 4/22/2032	380,000	365,701
TSMC Global Ltd. 2.25%, 4/23/2031 (b)	700,000	568,645
		934,346
United Kingdom — 10.0%
888 Acquisitions Ltd. 7.56%, 7/15/2027 (b)	EUR 230,000	209,971

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
AstraZeneca plc
0.38%, 6/3/2029 (a)	EUR 700,000	618,812
4.00%, 9/18/2042	490,000	432,442
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.01%, 12/10/2024 (c)	630,000	595,752
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 5.30%, 8/9/2026 (c)	398,000	391,393
Bellis Acquisition Co. plc 4.50%, 2/16/2026 (a)	GBP 200,000	201,514
BP Capital Markets plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.04%), 4.38%, 6/22/2025 (c) (d) (e)	204,000	194,055
(EUR Swap Annual 5 Year + 3.88%), 3.25%, 3/22/2026 (a) (c) (d) (e)	EUR 600,000	574,411
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.40%), 4.88%, 3/22/2030 (c) (d) (e)	94,000	82,697
Centrica plc 4.38%, 3/13/2029 (a)	GBP 200,000	225,317
Constellation Automotive Financing plc 4.88%, 7/15/2027 (a)	GBP 269,000	214,385
CPUK Finance Ltd. 4.50%, 8/28/2027 (a)	GBP 500,000	500,128
Eastern Power Networks plc 1.88%, 6/1/2035 (a)	GBP 400,000	349,895
EC Finance plc 3.00%, 10/15/2026 (a)	EUR 799,000	756,610
eG Global Finance plc 4.38%, 2/7/2025 (a)	EUR 600,000	544,804
Eversholt Funding plc 2.74%, 6/30/2040 (a)	GBP 738,464	717,341
Gatwick Funding Ltd. 2.50%, 4/15/2030 (a)	GBP 700,000	684,539
Heathrow Funding Ltd.
1.50%, 10/12/2025 (a)	EUR 800,000	778,852
6.75%, 12/3/2026 (a)	GBP 300,000	373,177
1.50%, 2/11/2030 (a)	EUR 300,000	260,359
1.88%, 3/14/2034 (a)	EUR 250,000	191,958
5.88%, 5/13/2041 (a)	GBP 100,000	123,190
HSBC Holdings plc
(SOFR + 0.53%), 0.73%, 8/17/2024 (c)	265,000	253,688
(SOFR + 1.54%), 1.64%, 4/18/2026 (c)	490,000	440,304
(SOFR + 3.03%), 7.34%, 11/3/2026 (c)	720,000	751,919
5.75%, 12/20/2027 (a)	GBP 200,000	236,325
(SOFR + 2.61%), 5.21%, 8/11/2028 (c)	380,000	366,692
(SOFR + 1.73%), 2.01%, 9/22/2028 (c)	1,270,000	1,053,958
(ICE LIBOR USD 3 Month + 1.61%), 3.97%, 5/22/2030 (c)	374,000	326,945
(SOFR + 1.41%), 2.87%, 11/22/2032 (c)	440,000	335,186
(SOFR + 2.87%), 5.40%, 8/11/2033 (c)	207,000	193,809
Iceland Bondco plc 4.63%, 3/15/2025 (a)	GBP 200,000	199,469
INEOS Quattro Finance 1 plc 3.75%, 7/15/2026 (a)	EUR 700,000	619,157
INEOS Quattro Finance 2 plc 2.50%, 1/15/2026 (a)	EUR 200,000	182,704
INEOS Styrolution Group GmbH 2.25%, 1/16/2027 (a)	EUR 300,000	261,031
International Consolidated Airlines Group SA 1.50%, 7/4/2027 (a)	EUR 700,000	563,615
Jaguar Land Rover Automotive plc
2.20%, 1/15/2024 (a)	EUR 300,000	298,492
4.50%, 1/15/2026 (a)	EUR 400,000	369,723
Lloyds Banking Group plc
4.05%, 8/16/2023	415,000	411,206
4.58%, 12/10/2025	200,000	190,077
National Grid plc
2.18%, 6/30/2026 (a)	EUR 900,000	893,459

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United Kingdom — continued
0.25%, 9/1/2028 (a)	EUR 800,000	688,020
NatWest Group plc
(ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (c)	780,000	758,966
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.63%), 6.00%, 12/29/2025 (c) (d) (e)	450,000	411,750
(U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.99%), 5.13%, 5/12/2027 (c) (d) (e)	GBP 276,000	279,009
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.27%), 5.52%, 9/30/2028 (c)	400,000	392,950
(EURIBOR 3 Month + 0.89%), 0.67%, 9/14/2029 (a) (c)	EUR 1,200,000	997,890
NGG Finance plc (EUR Swap Annual 5 Year + 2.53%), 2.13%, 9/5/2082 (a) (c)	EUR 730,000	628,752
Pinnacle Bidco plc 5.50%, 2/15/2025 (a)	EUR 500,000	465,625
Punch Finance plc 6.13%, 6/30/2026 (a)	GBP 438,000	448,715
RAC Bond Co. plc 5.25%, 11/4/2027 (a)	GBP 654,000	609,139
Rolls-Royce plc 0.88%, 5/9/2024 (a)	EUR 700,000	689,415
Santander UK Group Holdings plc
(SOFR + 2.75%), 6.83%, 11/21/2026 (c)	285,000	287,925
(SOFR + 0.99%), 1.67%, 6/14/2027 (c)	900,000	763,330
Santander UK plc 2.10%, 1/13/2023	750,000	747,220
SIG plc 5.25%, 11/30/2026 (a)	EUR 197,000	171,456
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.78%), 0.99%, 1/12/2025 (b) (c)	312,000	291,470
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.10%), 7.78%, 11/16/2025 (b) (c)	200,000	206,295
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.65%), 3.97%, 3/30/2026 (b) (c)	395,000	374,028
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.45%), 7.77%, 11/16/2028 (b) (c)	200,000	210,974
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.85%), 4.64%, 4/1/2031 (b) (c)	306,000	273,218
Synthomer plc 3.88%, 7/1/2025 (a)	EUR 500,000	461,912
Virgin Media Finance plc 3.75%, 7/15/2030 (a)	EUR 500,000	413,014
Vodafone Group plc
5.25%, 5/30/2048	180,000	161,652
4.88%, 6/19/2049	401,000	341,915
(EUR Swap Annual 5 Year + 3.43%), 4.20%, 10/3/2078 (a) (c)	EUR 700,000	666,866
(EUR Swap Annual 5 Year + 2.67%), 3.10%, 1/3/2079 (a) (c)	EUR 300,000	304,376
(USD Swap Semi 5 Year + 4.87%), 7.00%, 4/4/2079 (c)	429,000	427,374
Series NC10, (EUR Swap Annual 5 Year + 3.48%), 3.00%, 8/27/2080 (a) (c)	EUR 625,000	524,218
		29,966,835
United States — 8.6%
AES Corp. (The)
3.30%, 7/15/2025 (b)	31,000	29,014
3.95%, 7/15/2030 (b)	42,000	36,771
Aetna, Inc. 2.80%, 6/15/2023	595,000	587,795
Alexander Funding Trust 1.84%, 11/15/2023 (b)	70,000	66,002
American Express Co. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.85%), 3.55%, 9/15/2026 (c) (d) (e)	104,000	82,680
American Medical Systems Europe BV 1.63%, 3/8/2031	EUR 100,000	90,657
Amgen, Inc. 2.45%, 2/21/2030	120,000	102,431
AT&T, Inc.
3.50%, 9/15/2053	380,000	268,325
3.55%, 9/15/2055	99,000	69,439
Bank of America Corp.
Series N, (SOFR + 1.22%), 2.65%, 3/11/2032 (c)	560,000	454,290

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
(SOFR + 1.32%), 2.69%, 4/22/2032 (c)	290,000	234,940
(SOFR + 1.22%), 2.30%, 7/21/2032 (c)	470,000	368,257
Berkshire Hathaway Energy Co. 4.60%, 5/1/2053 (b)	47,000	42,532
BP Capital Markets America, Inc. 2.72%, 1/12/2032	430,000	364,296
Bristol-Myers Squibb Co. 2.95%, 3/15/2032	125,000	110,315
Capital One Financial Corp. Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	442,000	340,340
CCO Holdings LLC 5.13%, 5/1/2027 (b)	140,000	132,509
CenterPoint Energy, Inc. 2.95%, 3/1/2030	280,000	241,886
CF Industries, Inc. 4.95%, 6/1/2043	224,000	194,621
Charles Schwab Corp. (The)
Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	312,000	265,200
Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	320,000	250,400
Citigroup, Inc.
Series M, (ICE LIBOR USD 3 Month + 3.42%), 6.30%, 5/15/2024 (c) (d) (e)	29,000	27,115
Series W, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.00%, 12/10/2025 (c) (d) (e)	160,000	138,633
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	720,000	600,750
(SOFR + 1.55%), 5.61%, 9/29/2026 (c)	473,000	474,658
Series Y, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 4.15%, 11/15/2026 (c) (d) (e)	620,000	500,650
(SOFR + 1.17%), 2.56%, 5/1/2032 (c)	320,000	255,923
(SOFR + 1.18%), 2.52%, 11/3/2032 (c)	140,000	110,010
Comcast Corp. 2.94%, 11/1/2056	290,000	187,976
Conagra Brands, Inc. 0.50%, 8/11/2023	430,000	416,144
Constellation Energy Generation LLC 5.60%, 6/15/2042	210,000	205,143
CVS Health Corp.
1.88%, 2/28/2031	215,000	171,295
2.13%, 9/15/2031	130,000	103,902
Danaher Corp. 2.80%, 12/10/2051	85,000	58,532
Diamondback Energy, Inc. 3.13%, 3/24/2031	277,000	233,106
Discover Bank 4.20%, 8/8/2023	655,000	650,387
Discovery Communications LLC 3.63%, 5/15/2030	50,000	42,123
Duquesne Light Holdings, Inc. 2.78%, 1/7/2032 (b)	140,000	109,802
Entergy Texas, Inc. 1.75%, 3/15/2031	115,000	89,919
Exxon Mobil Corp. 0.52%, 6/26/2028	EUR 400,000	362,615
Fells Point Funding Trust 3.05%, 1/31/2027 (b)	274,000	249,440
Fidelity National Information Services, Inc. 2.00%, 5/21/2030	EUR 200,000	182,528
Fiserv, Inc. 1.63%, 7/1/2030	EUR 100,000	88,504
Ford Motor Credit Co. LLC
4.27%, 1/9/2027	400,000	370,116
3.63%, 6/17/2031	467,000	383,008
Freeport-McMoRan, Inc.
4.25%, 3/1/2030	103,000	91,734
5.40%, 11/14/2034	523,000	488,189
General Electric Co. 4.13%, 9/19/2035 (a)	EUR 100,000	108,065
General Motors Financial Co., Inc. 2.75%, 6/20/2025	39,000	36,714
Georgia Power Co. Series A, 2.10%, 7/30/2023	785,000	768,815
Global Payments, Inc. 2.90%, 11/15/2031	265,000	210,259

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
Goldman Sachs Group, Inc. (The)
(SOFR + 0.51%), 0.66%, 9/10/2024 (c)	620,000	594,228
Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.97%), 3.80%, 5/10/2026 (c) (d) (e)	10,000	7,910
(SOFR + 0.91%), 1.95%, 10/21/2027 (c)	355,000	310,782
(SOFR + 1.28%), 2.62%, 4/22/2032 (c)	290,000	234,261
(SOFR + 1.25%), 2.38%, 7/21/2032 (c)	190,000	150,078
(SOFR + 1.26%), 2.65%, 10/21/2032 (c)	300,000	240,933
Gray Oak Pipeline LLC 2.60%, 10/15/2025 (b)	50,000	45,362
HCA, Inc.
5.88%, 2/15/2026	185,000	186,507
3.50%, 9/1/2030	635,000	545,763
2.38%, 7/15/2031	370,000	288,963
5.25%, 6/15/2049	120,000	104,943
3.50%, 7/15/2051	150,000	101,376
Hyundai Capital America
3.50%, 11/2/2026 (b)	555,000	507,409
3.50%, 11/2/2026 (a)	150,000	137,138
International Game Technology plc 2.38%, 4/15/2028 (a)	EUR 200,000	181,064
Kansas City Southern 3.50%, 5/1/2050	90,000	65,424
Keurig Dr. Pepper, Inc.
3.95%, 4/15/2029	345,000	324,571
4.05%, 4/15/2032	310,000	285,025
KeyBank NA (SOFR + 0.34%), 0.42%, 1/3/2024 (c)	340,000	338,332
Metropolitan Life Global Funding I 3.30%, 3/21/2029 (b)	185,000	167,488
Morgan Stanley
(SOFR + 0.46%), 0.53%, 1/25/2024 (c)	598,000	592,255
(SOFR + 0.62%), 0.73%, 4/5/2024 (c)	545,000	534,183
(SOFR + 0.88%), 1.59%, 5/4/2027 (c)	690,000	607,877
(SOFR + 1.61%), 4.21%, 4/20/2028 (c)	315,000	300,069
(SOFR + 1.18%), 2.24%, 7/21/2032 (c)	220,000	171,569
(SOFR + 1.20%), 2.51%, 10/20/2032 (c)	173,000	137,573
Netflix, Inc. 5.38%, 11/15/2029 (b)	357,000	350,399
ONEOK, Inc. 6.10%, 11/15/2032	120,000	122,185
Pacific Gas and Electric Co. 3.30%, 3/15/2027	366,000	323,276
Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (b) (f)	9,000	6,773
PepsiCo, Inc. 0.75%, 3/18/2027	EUR 1,100,000	1,050,835
PNC Financial Services Group, Inc. (The) Series T, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.60%), 3.40%, 9/15/2026 (c) (d) (e)	410,000	315,496
Regency Centers LP, REIT 2.95%, 9/15/2029	95,000	79,913
Roper Technologies, Inc. 2.95%, 9/15/2029	446,000	390,462
Southern California Edison Co. Series J, 0.70%, 8/1/2023	460,000	445,678
Take-Two Interactive Software, Inc.
3.55%, 4/14/2025	60,000	57,858
3.70%, 4/14/2027	210,000	199,199
4.00%, 4/14/2032	70,000	62,340
Thermo Fisher Scientific, Inc. 0.88%, 10/1/2031	EUR 100,000	85,720
T-Mobile USA, Inc.
2.63%, 2/15/2029	34,000	28,943

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Corporate Bonds — continued
United States — continued
2.55%, 2/15/2031	81,000	67,160
Toyota Motor Credit Corp. 0.50%, 8/14/2023	750,000	727,470
Union Electric Co. 3.90%, 4/1/2052	80,000	65,269
UnitedHealth Group, Inc. 5.35%, 2/15/2033	385,000	400,880
Verizon Communications, Inc.
2.55%, 3/21/2031	330,000	275,118
2.36%, 3/15/2032	60,000	48,164
2.65%, 11/20/2040	60,000	41,535
VMware, Inc. 2.20%, 8/15/2031	290,000	221,338
Warnermedia Holdings, Inc.
4.28%, 3/15/2032 (b)	822,000	697,877
5.05%, 3/15/2042 (b)	155,000	124,085
Wells Fargo & Co. Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	340,000	296,225
		25,694,036
Total Corporate Bonds (Cost $214,245,373)		181,036,336
Foreign Government Securities — 30.5%
Angola — 0.3%
Republic of Angola
8.00%, 11/26/2029 (a)	210,000	189,788
8.75%, 4/14/2032 (b)	483,000	431,681
9.13%, 11/26/2049 (a)	480,000	393,990
		1,015,459
Australia — 7.2%
Commonwealth of Australia
5.50%, 4/21/2023 (a)	AUD 8,988,000	6,156,452
1.25%, 5/21/2032	AUD 25,668,000	14,258,995
3.00%, 3/21/2047 (a)	AUD 2,140,000	1,241,249
		21,656,696
Bahrain — 0.1%
Kingdom of Bahrain 6.00%, 9/19/2044 (a)	335,000	258,013
Brazil — 5.7%
Notas do Tesouro Nacional
10.00%, 1/1/2025	BRL 40,000,000	7,296,961
10.00%, 1/1/2027	BRL 56,000,000	9,899,590
		17,196,551
Canada — 6.2%
Canada Government Bond
0.25%, 5/1/2023	CAD 3,091,000	2,260,636
0.25%, 8/1/2023	CAD 16,196,000	11,721,586
0.50%, 11/1/2023	CAD 6,240,000	4,483,300
		18,465,522

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Colombia — 0.2%
Republic of Colombia
3.13%, 4/15/2031	460,000	340,400
5.20%, 5/15/2049	520,000	349,700
		690,100
Costa Rica — 0.1%
Republic of Costa Rica 6.13%, 2/19/2031 (a)	300,000	290,250
Dominican Republic — 0.2%
Dominican Republic Government Bond
6.88%, 1/29/2026 (b)	280,000	282,940
5.30%, 1/21/2041 (b)	375,000	287,344
		570,284
Ecuador — 0.1%
Republic of Ecuador 2.50%, 7/31/2035 (a) (f)	537,000	233,864
Ethiopia — 0.0% ^
Federal Democratic Republic of Ethiopia 6.63%, 12/11/2024 (a)	200,000	122,288
Israel — 0.1%
State of Israel Government Bond 3.38%, 1/15/2050	570,000	434,019
Italy — 1.6%
Italian Republic Government Bond
0.88%, 5/6/2024	962,000	894,095
2.38%, 10/17/2024	3,295,000	3,087,095
2.88%, 10/17/2029	1,135,000	936,947
		4,918,137
Ivory Coast — 0.4%
Republic of Cote d'Ivoire
6.38%, 3/3/2028 (a)	270,000	258,863
6.13%, 6/15/2033 (a)	370,000	326,987
6.88%, 10/17/2040 (b)	EUR 730,000	579,841
		1,165,691
Jamaica — 0.2%
Jamaica Government Bond
8.00%, 3/15/2039	240,000	272,970
7.88%, 7/28/2045	400,000	438,200
		711,170
Kazakhstan — 0.1%
Republic of Kazakhstan 1.50%, 9/30/2034 (b)	EUR 370,000	272,403
Kenya — 0.2%
Republic of Kenya 6.30%, 1/23/2034 (b)	583,000	456,926
Lebanon — 0.0% ^
Lebanese Republic
6.65%, 4/22/2024 (a) (i)	227,000	13,166
6.65%, 11/3/2028 (a) (i)	226,000	12,543
		25,709

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Mexico — 1.7%
Mex Bonos Desarr Fix Rt
7.75%, 5/29/2031	MXN 37,280,000	1,763,743
8.50%, 11/18/2038	MXN 42,000,000	2,038,749
United Mexican States
3.77%, 5/24/2061	392,000	265,090
3.75%, 4/19/2071	1,433,000	956,527
		5,024,109
New Zealand — 0.8%
New Zealand Government Bond
4.50%, 4/15/2027 (a)	NZD 952,000	603,532
2.75%, 4/15/2037 (a)	NZD 3,201,000	1,697,741
		2,301,273
Nigeria — 0.3%
Federal Republic of Nigeria
7.63%, 11/21/2025 (a)	300,000	276,000
7.38%, 9/28/2033 (b)	527,000	384,051
7.63%, 11/28/2047 (a)	400,000	263,000
		923,051
Oman — 0.2%
Sultanate of Oman Government Bond
5.63%, 1/17/2028 (a)	300,000	293,625
6.75%, 1/17/2048 (a)	320,000	293,200
		586,825
Paraguay — 0.3%
Republic of Paraguay
5.00%, 4/15/2026 (a)	302,000	300,641
4.95%, 4/28/2031 (b)	550,000	528,963
		829,604
Philippines — 0.1%
Republic of Philippines 2.95%, 5/5/2045	330,000	235,986
Portugal — 1.4%
Portuguese Republic 5.13%, 10/15/2024 (a)	4,260,000	4,256,899
Qatar — 0.1%
State of Qatar
5.10%, 4/23/2048 (a)	245,000	245,000
4.40%, 4/16/2050 (b)	200,000	181,750
		426,750
Romania — 0.4%
Romania Government Bond
6.63%, 9/27/2029 (b)	EUR 776,000	818,915
4.63%, 4/3/2049 (b)	EUR 276,000	215,548
		1,034,463

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Foreign Government Securities — continued
Senegal — 0.3%
Republic of Senegal
6.25%, 5/23/2033 (a)	660,000	549,574
6.75%, 3/13/2048 (a)	260,000	186,192
		735,766
Serbia, Republic Of — 0.1%
Republic of Serbia 1.50%, 6/26/2029 (b)	EUR 410,000	319,131
South Africa — 1.8%
Republic of South Africa
4.30%, 10/12/2028	490,000	442,929
7.00%, 2/28/2031	ZAR 37,742,512	1,755,136
8.88%, 2/28/2035	ZAR 51,712,132	2,527,999
5.75%, 9/30/2049	710,000	539,600
		5,265,664
United Arab Emirates — 0.3%
United Arab Emirates Government Bond
4.05%, 7/7/2032 (b)	441,000	430,526
4.00%, 7/28/2050 (b)	400,000	247,950
4.95%, 7/7/2052 (b)	305,000	301,188
		979,664
Uruguay — 0.0% ^
Oriental Republic of Uruguay 5.10%, 6/18/2050	88,906	88,462
Total Foreign Government Securities (Cost $101,106,488)		91,490,729
U.S. Treasury Obligations — 1.7%
United States — 1.7%
U.S. Treasury Bonds , 3.00%, 8/15/2052	1,030,000	881,938
U.S. Treasury Inflation Indexed Notes , 0.63%, 7/15/2032	4,360,000	4,188,999
Total U.S. Treasury Obligations (Cost $4,950,125)		5,070,937
Commercial Mortgage-Backed Securities — 1.6%
United States — 1.6%
BAMLL Re-REMIC Trust Series 2014-FRR4, Class BK29, PO, 4/27/2023 (b)	400,000	386,678
BANK
Series 2018-BN10, Class C, 4.16%, 2/15/2061 ‡ (g)	70,000	59,130
Series 2018-BN13, Class C, 4.73%, 8/15/2061 ‡ (g)	118,000	99,385
Series 2019-BN20, Class C, 3.78%, 9/15/2062 ‡ (g)	176,000	137,162
Benchmark Mortgage Trust Series 2019-B11, Class C, 3.75%, 5/15/2052 ‡ (g)	315,000	243,032
Cascade Funding Mortgage Trust Series 2021-FRR1, Class BK45, 2.10%, 2/28/2025 ‡ (b) (g)	1,000,000	876,819
CCUBS Commercial Mortgage Trust Series 2017-C1, Class C, 4.58%, 11/15/2050 ‡ (g)	28,000	23,843
CD Mortgage Trust Series 2016-CD2, Class C, 4.11%, 11/10/2049 ‡ (g)	21,000	17,183
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class C, 4.58%, 7/10/2047 ‡ (g)	21,000	19,727
FHLMC, Multi-Family Structured Pass-Through Certificates
Series K033, Class X1, IO, 0.40%, 7/25/2023 (g)	3,623,178	4,535
Series K739, Class X1, IO, 1.32%, 9/25/2027 (g)	2,121,860	93,208
Series K153, Class X3, IO, 3.91%, 4/25/2035 (g)	340,000	81,783

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Commercial Mortgage-Backed Securities — continued
United States — continued
Series K036, Class X3, IO, 2.18%, 12/25/2041 (g)	2,640,000	48,310
Series K041, Class X3, IO, 1.70%, 11/25/2042 (g)	3,470,000	89,850
Series K054, Class X3, IO, 1.65%, 4/25/2043 (g)	1,365,000	57,867
Series K050, Class X3, IO, 1.61%, 10/25/2043 (g)	1,010,000	36,209
Series K051, Class X3, IO, 1.67%, 10/25/2043 (g)	1,395,000	53,905
Series K052, Class X3, IO, 1.67%, 1/25/2044 (g)	750,000	30,664
Series K726, Class X3, IO, 2.22%, 7/25/2044 (g)	2,890,000	81,116
Series K067, Class X3, IO, 2.19%, 9/25/2044 (g)	1,385,000	111,579
Series K072, Class X3, IO, 2.21%, 12/25/2045 (g)	400,000	35,091
Series K089, Class X3, IO, 2.38%, 1/25/2046 (g)	850,000	96,471
Series K078, Class X3, IO, 2.29%, 6/25/2046 (g)	1,820,000	179,585
Series K088, Class X3, IO, 2.43%, 2/25/2047 (g)	980,000	113,287
FREMF Series 2018-KF46, Class B, 5.75%, 3/25/2028 (b) (g)	241,539	235,678
FREMF Mortgage Trust
Series 2017-KF31, Class B, 6.70%, 4/25/2024 (b) (g)	38,243	38,012
Series 2017-KF36, Class B, 6.45%, 8/25/2024 (b) (g)	30,220	30,146
Series 2017-KF38, Class B, 6.30%, 9/25/2024 (b) (g)	19,725	19,386
Series 2018-KF47, Class B, 5.80%, 5/25/2025 (b) (g)	9,422	9,310
Series 2018-KF49, Class B, 5.70%, 6/25/2025 (b) (g)	146,652	137,783
Series 2017-K728, Class B, 3.77%, 11/25/2050 (b) (g)	190,000	182,733
Series 2017-K728, Class C, 3.77%, 11/25/2050 (b) (g)	105,000	100,015
GNMA Series 2017-23, IO, 0.61%, 5/16/2059 (g)	251,318	8,858
GS Mortgage Securities Trust
Series 2012-GCJ9, Class D, 4.63%, 11/10/2045 ‡ (b) (g)	320,000	316,608
Series 2015-GC30, Class C, 4.20%, 5/10/2050 ‡ (g)	36,000	32,112
JPMBB Commercial Mortgage Securities Trust
Series 2015-C30, Class C, 4.37%, 7/15/2048 ‡ (g)	62,000	54,558
Series 2015-C31, Class C, 4.78%, 8/15/2048 ‡ (g)	23,000	20,931
JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-JP4, Class C, 3.52%, 12/15/2049 ‡ (g)	28,000	23,553
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45%, 9/15/2039 ‡ (g)	134,898	59,144
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C14, Class C, 5.23%, 2/15/2047 ‡ (g)	21,000	20,229
Series 2015-C24, Class C, 4.48%, 5/15/2048 ‡ (g)	36,000	32,762
Morgan Stanley Capital I Trust
Series 2005-HQ7, Class E, 5.49%, 11/14/2042 ‡ (g)	35,173	34,473
Series 2015-MS1, Class B, 4.16%, 5/15/2048 ‡ (g)	28,000	25,879
UBS Commercial Mortgage Trust Series 2017-C7, Class B, 4.29%, 12/15/2050 ‡ (g)	106,000	94,593
Velocity Commercial Capital Loan Trust
Series 2018-2, Class A, 4.05%, 10/26/2048 (b) (g)	85,135	81,282
Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (b) (g)	99,047	85,809
Wells Fargo Commercial Mortgage Trust
Series 2016-C35, Class C, 4.18%, 7/15/2048 (g)	23,000	18,713
Series 2019-C49, Class C, 4.87%, 3/15/2052 ‡ (g)	59,000	50,577
Total Commercial Mortgage-Backed Securities (Cost $5,246,398)		4,689,563
Asset-Backed Securities — 1.2%
United States — 1.2%
Accelerated Assets LLC Series 2018-1, Class C, 6.65%, 12/2/2033 ‡ (b)	99,592	96,287

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Asset-Backed Securities — continued
United States — continued
Chase Funding Trust Series 2003-6, Class 1A7, 4.88%, 11/25/2034 ‡ (f)	63,032	61,631
Credit-Based Asset Servicing and Securitization LLC Series 2004-CB5, Class M1, 4.96%, 1/25/2034 ‡ (g)	75,198	68,974
DT Auto Owner Trust
Series 2019-1A, Class D, 3.87%, 11/15/2024 (b)	18,641	18,613
Series 2019-1A, Class E, 4.94%, 2/17/2026 (b)	100,000	99,538
Exeter Automobile Receivables Trust Series 2018-3A, Class D, 4.35%, 6/17/2024 (b)	30,954	30,900
FREED ABS Trust Series 2022-3FP, Class B, 5.79%, 8/20/2029 ‡ (b)	670,000	658,792
JetBlue Pass-Through Trust
Series 2019-1, Class B, 8.00%, 11/15/2027	137,126	134,031
Series 2019-1, Class A, 2.95%, 5/15/2028	43,294	36,155
Series 2020-1, Class B, 7.75%, 11/15/2028	37,192	36,032
Lendmark Funding Trust Series 2019-2A, Class C, 3.72%, 4/20/2028 ‡ (b)	580,000	512,847
Progress Residential Series 2021-SFR1, Class E, 2.11%, 4/17/2038 ‡ (b)	250,000	207,740
Santander Revolving Auto Loan Trust
Series 2019-A, Class C, 3.00%, 1/26/2032 (b)	150,000	138,601
Series 2019-A, Class D, 3.45%, 1/26/2032 (b)	650,000	588,832
Structured Asset Investment Loan Trust
Series 2004-8, Class M3, 5.02%, 9/25/2034 ‡ (g)	839	840
Series 2005-HE3, Class M1, 4.74%, 9/25/2035 (g)	25,757	25,007
US Auto Funding Series 2021-1A, Class C, 2.20%, 5/15/2026 (b)	1,125,000	1,064,341
Total Asset-Backed Securities (Cost $4,053,242)		3,779,161
Collateralized Mortgage Obligations — 0.9%
United Kingdom — 0.0% ^
Brass NO 8 plc Series 8A, Class A1, 5.34%, 11/16/2066 (b) (g)	32,051	32,041
United States — 0.9%
Alternative Loan Trust
Series 2004-25CB, Class A1, 6.00%, 12/25/2034	89,570	77,065
Series 2005-6CB, Class 1A6, 5.50%, 4/25/2035	56,658	48,035
Series 2005-80CB, Class 5A1, 6.00%, 2/25/2036	67,102	62,980
Series 2007-2CB, Class 1A6, 5.75%, 3/25/2037	118,777	68,138
Chase Mortgage Finance Trust Series 2007-A1, Class 1A5, 3.49%, 2/25/2037 (g)	13,724	13,027
CHL Mortgage Pass-Through Trust Series 2007-16, Class A1, 6.50%, 10/25/2037	42,539	21,202
FHLMC, REMIC
Series 2916, Class S, IF, IO, 3.38%, 1/15/2035 (g)	1,171,912	93,514
Series 4305, Class SK, IF, IO, 2.73%, 2/15/2044 (g)	411,690	49,091
Series 4689, Class SD, IF, IO, 2.28%, 6/15/2047 (g)	273,208	35,599
Series 4714, Class SA, IF, IO, 2.28%, 8/15/2047 (g)	222,309	26,531
Series 5022, IO, 3.00%, 9/25/2050	410,832	58,618
Series 5023, Class MI, IO, 3.00%, 10/25/2050	740,915	132,027
Series 4839, Class WS, IF, IO, 2.23%, 8/15/2056 (g)	1,815,097	227,729
FNMA, Connecticut Avenue Securities Series 2018-C06, Class 2M2, 6.12%, 3/25/2031 (g)	17,132	17,046
FNMA, REMIC
Series 2010-57, Class ID, IO, 4.00%, 6/25/2025	9,557	23
Series 2012-146, Class AI, IO, 3.00%, 1/25/2028	623,848	28,391
Series 2016-68, Class BI, IO, 3.00%, 10/25/2031	512,393	41,172
Series 2012-93, Class SE, IF, IO, 2.08%, 9/25/2042 (g)	83,984	8,777

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
Collateralized Mortgage Obligations — continued
United States — continued
Series 2012-124, Class UI, IO, 4.00%, 11/25/2042	84,829	13,061
Series 2012-133, Class NS, IF, IO, 2.13%, 12/25/2042 (g)	145,229	14,974
Series 2015-40, Class LS, IF, IO, 2.15%, 6/25/2045 (g)	206,996	21,333
Series 2016-75, Class SC, IF, IO, 2.08%, 10/25/2046 (g)	504,446	39,992
Series 2017-31, Class SG, IF, IO, 2.08%, 5/25/2047 (g)	697,277	79,842
Series 2017-39, Class ST, IF, IO, 2.08%, 5/25/2047 (g)	199,584	24,580
Series 2017-69, Class SH, IF, IO, 2.18%, 9/25/2047 (g)	314,662	39,780
Series 2019-42, Class SK, IF, IO, 2.03%, 8/25/2049 (g)	527,191	58,311
FNMA, STRIPS Series 409, Class 27, IO, 4.00%, 4/25/2027 (g)	75,765	3,101
GNMA
Series 2017-107, Class KS, IF, IO, 2.26%, 7/20/2047 (g)	183,573	18,277
Series 2019-42, Class SJ, IF, IO, 2.11%, 4/20/2049 (g)	414,150	43,758
Series 2015-H13, Class GI, IO, 1.43%, 4/20/2065 (g)	119,775	2,777
Merrill Lynch Mortgage Investors Trust Series 2004-C, Class A1, 4.60%, 7/25/2029 (g)	33,952	31,467
PNMAC FMSR ISSUER TRUST Series 2018-GT2, Class A, 6.69%, 8/25/2025 (b) (g)	210,000	200,426
Structured Adjustable Rate Mortgage Loan Trust Series 2004-8, Class 3A, 3.75%, 7/25/2034 (g)	11,764	11,020
VM Master Issuer LLC Series 2022-1, Class A1, 5.16%, 5/24/2025 (b) (g)	1,200,000	1,130,568
		2,742,232
Total Collateralized Mortgage Obligations (Cost $3,521,098)		2,774,273
Supranational — 0.3%
African Export-Import Bank (The), 5.25%, 10/11/2023 (a)	200,000	197,000
European Union, 0.10%, 10/4/2040 (a)	EUR 1,070,000	684,945
Total Supranational (Cost $1,416,090)		881,945
	NO. OF WARRANTS
Warrants — 0.0% ^
United States — 0.0% ^
Windstream Holdings, Inc. expiring 12/31/2049, price 10.75 USD ‡ *(Cost $—)	16	224
	SHARES
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 3.59% (j) (k)(Cost $3,839,315)	3,839,315	3,839,315
Total Investments — 97.9% (Cost $338,378,129)		293,562,483
Other Assets Less Liabilities — 2.1%		6,249,758
NET ASSETS — 100.0%		299,812,241

Percentages indicated are based on net assets.

Abbreviations
ABS	Asset-Backed Securities
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IF
Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of November 30, 2022. The rate may be subject to a cap and floor.

IO
Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MXN	Mexican Peso
NZD	New Zealand Dollar
OYJ	Public Limited Company
PO
Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
Re-REMIC	Combined Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS
Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

USD	United States Dollar
ZAR	South African Rand

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2022.
(d)	Security is an interest bearing note with preferred security characteristics.
(e)
Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of November 30, 2022.

(f)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2022.

(g)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2022.

(h)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(i)	Defaulted security.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of November 30, 2022.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
Futures contracts outstanding as of November 30, 2022:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Euro-Buxl	39	12/08/2022	EUR	6,453,572	494,929
Australia 10 Year Bond	28	12/15/2022	AUD	2,293,135	21,671
U.S. Treasury 10 Year Note	122	03/22/2023	USD	13,883,219	108,400
U.S. Treasury 10 Year Ultra Note	25	03/22/2023	USD	3,005,078	30,221
U.S. Treasury Ultra Bond	50	03/22/2023	USD	6,860,938	159,265
U.S. Treasury 2 Year Note	18	03/31/2023	USD	3,699,984	13,184
					827,670
Short Contracts
Euro-Bobl	(380)	12/08/2022	EUR	(47,625,349)	769,904
Euro-Bund	(127)	12/08/2022	EUR	(18,725,212)	136,199
Euro-Schatz	(62)	12/08/2022	EUR	(6,896,566)	75,188
Japan 10 Year Bond	(20)	12/13/2022	JPY	(21,572,887)	(78,159)
U.S. Treasury 10 Year Ultra Note	(35)	03/22/2023	USD	(4,207,109)	(42,730)
U.S. Treasury Long Bond	(4)	03/22/2023	USD	(510,625)	(4,970)
U.S. Treasury 2 Year Note	(11)	03/31/2023	USD	(2,261,102)	(7,670)
U.S. Treasury 5 Year Note	(243)	03/31/2023	USD	(26,437,641)	(213,111)
					634,651
					1,462,321

Abbreviations
AUD	Australian Dollar
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
Forward foreign currency exchange contracts outstanding as of November 30, 2022:

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	3,786,367	USD	3,882,429	HSBC Bank, NA	12/5/2022	58,456
AUD	581,117	USD	378,771	HSBC Bank, NA	12/28/2022	16,145
AUD	5,701,372	USD	3,844,725	Morgan Stanley	12/28/2022	29,823
AUD	5,044,033	USD	3,374,048	Royal Bank of Canada	12/28/2022	53,784
BRL	2,356,697	USD	441,382	BNP Paribas**	12/28/2022	10,464
CAD	35,819	USD	26,528	State Street Corp.	12/28/2022	113
CLP	682,542,290	USD	729,836	Citibank, NA**	12/28/2022	33,326
CNY	10,736,320	USD	1,495,622	BNP Paribas**	12/28/2022	33,289
CZK	37,535,863	USD	1,586,518	BNP Paribas	12/28/2022	16,033
EUR	720,475	MXN	14,356,190	Goldman Sachs International	12/28/2022	10,971
EUR	224,439	USD	229,063	Merrill Lynch International	12/28/2022	5,054
EUR	247,799	USD	256,628	Royal Bank of Canada	12/28/2022	1,856
EUR	196,641	USD	197,217	Standard Chartered Bank	12/28/2022	7,904
IDR	23,199,853,654	USD	1,478,159	Citibank, NA**	12/28/2022	4,103
ILS	2,586,020	USD	748,378	Citibank, NA	12/28/2022	10,528
INR	60,699,322	USD	739,686	Citibank, NA**	12/28/2022	5,984
KRW	3,550,572,965	USD	2,685,352	Goldman Sachs International**	12/28/2022	37,103
MXN	14,922,302	EUR	732,060	Goldman Sachs International	12/28/2022	6,148
NZD	65,434	USD	38,791	HSBC Bank, NA	12/28/2022	2,459
PHP	86,416,550	USD	1,505,514	Goldman Sachs International**	12/28/2022	26,474
SGD	1,028,030	USD	751,374	Citibank, NA	12/28/2022	4,190
SGD	2,097,499	USD	1,524,620	Goldman Sachs International	12/28/2022	16,964
THB	54,672,282	USD	1,532,682	Goldman Sachs International	12/28/2022	22,347
USD	28,409,632	CAD	37,754,156	BNP Paribas	12/28/2022	328,738
USD	743,204	ZAR	12,687,987	Goldman Sachs International	12/28/2022	10,712
ZAR	12,928,025	USD	745,346	Goldman Sachs International	12/28/2022	1,004
USD	462,286	EUR	442,824	Citibank, NA	1/4/2023	82
USD	457,941	EUR	435,732	HSBC Bank, NA	1/4/2023	3,138
PLN	3,423,622	EUR	720,475	Merrill Lynch International	1/30/2023	1,187
Total unrealized appreciation						758,379
USD	94,325,209	EUR	94,821,563	BNP Paribas	12/5/2022	(4,365,901)
USD	891,482	EUR	861,221	HSBC Bank, NA	12/5/2022	(4,885)
USD	2,070,434	EUR	2,047,451	Merrill Lynch International	12/5/2022	(60,571)
USD	462,107	EUR	447,409	Royal Bank of Canada	12/5/2022	(3,560)
USD	7,237,423	GBP	6,259,527	HSBC Bank, NA	12/5/2022	(307,436)
CAD	6,879,295	USD	5,148,902	Merrill Lynch International	12/28/2022	(32,200)
CAD	5,977,668	USD	4,494,979	Standard Chartered Bank	12/28/2022	(48,892)
INR	60,310,818	USD	741,283	Goldman Sachs International**	12/28/2022	(386)
USD	28,656,351	AUD	42,821,424	BNP Paribas	12/28/2022	(444,309)
USD	1,087,270	AUD	1,616,512	Merrill Lynch International	12/28/2022	(11,282)
USD	1,416,991	BRL	7,583,381	Barclays Bank plc**	12/28/2022	(36,958)
USD	747,586	BRL	3,968,784	BNP Paribas**	12/28/2022	(13,342)
USD	9,577,391	BRL	51,076,608	Goldman Sachs International**	12/28/2022	(215,440)
USD	5,388,405	BRL	29,721,108	Merrill Lynch International**	12/28/2022	(309,972)
USD	758,054	CLP	679,823,116	Citigroup Global Markets Holdings, Inc.**	12/28/2022	(2,067)
USD	756,676	CNY	5,353,650	BNP Paribas**	12/28/2022	(5,713)
USD	5,919,460	CNY	41,673,002	Citibank, NA**	12/28/2022	(15,006)
USD	9,264,721	EUR	8,974,323	Citibank, NA	12/28/2022	(96,590)
USD	303,892	EUR	292,830	HSBC Bank, NA	12/28/2022	(1,566)
USD	56,203	EUR	54,070	State Street Corp.	12/28/2022	(199)
USD	762,044	ILS	2,610,615	BNP Paribas	12/28/2022	(4,080)
USD	1,510,880	INR	123,030,995	BNP Paribas**	12/28/2022	(513)
USD	1,475,938	INR	120,950,299	Citibank, NA**	12/28/2022	(9,895)
USD	1,062,236	KRW	1,445,338,387	Barclays Bank plc**	12/28/2022	(45,999)
USD	214,546	MXN	4,222,617	BNP Paribas	12/28/2022	(3,280)
USD	2,152,240	MXN	42,220,111	Goldman Sachs International	12/28/2022	(25,708)
USD	2,241,464	NZD	3,688,875	BNP Paribas	12/28/2022	(84,016)

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	746,718	PHP	42,645,041	Barclays Bank plc**	12/28/2022	(9,291)
USD	1,414,809	PHP	80,820,966	BNP Paribas**	12/28/2022	(17,981)
USD	749,002	SGD	1,032,043	Citibank, NA	12/28/2022	(9,511)
USD	750,385	SGD	1,031,206	TD Bank Financial Group	12/28/2022	(7,512)
USD	1,905,001	ZAR	33,106,546	Citibank, NA	12/28/2022	(6,278)
USD	1,675,971	ZAR	29,089,106	State Street Corp.	12/28/2022	(3,376)
USD	98,676,393	EUR	94,839,690	HSBC Bank, NA	1/4/2023	(314,078)
USD	7,523,275	GBP	6,259,527	Merrill Lynch International	1/4/2023	(31,131)
Total unrealized depreciation						(6,548,924)
Net unrealized depreciation						(5,790,545)

Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chile Peso
CNY	China Yuan
CZK	Czech Republic Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	Korean Republic Won
MXN	Mexican Peso
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

**	Non-deliverable forward.
Centrally Cleared interest rate swap contracts outstanding as of November 30, 2022:

FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECIEVE FLOATING RATE	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)($)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
6 month EURIBOR semi-annually	2.59 annually	Pay	12/21/2032	EUR 13,500,000	(18,176)	(56,392)	(74,568)

Abbreviations
EUR	Euro
EURIBOR	Euro Interbank Offered Rate

(a)	Value of floating rate index at November 30, 2022 was as follows:

FLOATING RATE INDEX	VALUE
6 Month EURIBOR	2.41%

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAVs per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities
United States	$—	$2,172,050	$1,607,111	$3,779,161
Collateralized Mortgage Obligations	—	2,774,273	—	2,774,273
Commercial Mortgage-Backed Securities
United States	—	2,362,054	2,327,509	4,689,563
Corporate Bonds	—	181,036,336	—	181,036,336
Foreign Government Securities	—	91,490,729	—	91,490,729
Supranational	—	881,945	—	881,945
U.S. Treasury Obligations	—	5,070,937	—	5,070,937
Warrants	—	—	224	224
Short-Term Investments
Investment Companies	3,839,315	—	—	3,839,315
Total Investments in Securities	$3,839,315	$285,788,324	$3,934,844	$293,562,483
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$758,379	$—	$758,379
Futures Contracts	1,787,290	21,671	—	1,808,961
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	—	(6,548,924)	—	(6,548,924)
Futures Contracts	(346,640)	—	—	(346,640)
Swaps	—	(56,392)	—	(56,392)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$1,440,650	$(5,825,266)	$—	$(4,384,616)
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2022
Investments in Securities:
Asset-Backed Securities	$1,043,618	$9	$(114,239)	$1,090	$891,376	$(176,038)	$—	$(38,705)	$1,607,111
Commercial Mortgage-Backed Securities	2,815,947	930	(300,567)	5,128	—	(228,000)	56,454	(22,383)	2,327,509
Warrants	184	—	40	—	—	—	—	—	224
Total	$3,859,749	$939	$(414,766)	$6,218	$891,376	$(404,038)	$56,454	$(61,088)	$3,934,844

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(397,402). This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statements of Operations.
There were no significant transfers into or out of level 3 for the period ended November 30, 2022.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at November 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
	$1,607,111	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (19.13%)
			Constant Default Rate	0.00% - 3.00% (0.22%)
			Yield (Discount Rate of Cash Flows)	6.64% - 9.27% (8.11%)

Asset-Backed Securities	1,607,111
	1,391,546	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 3.19% (0.20%)
			Constant Default Rate	0.00% - 0.44% (0.03%)
			Yield (Discount Rate of Cash Flows)	6.84% - 192.21% (20.59%)

Commercial Mortgage- Backed Securities	1,391,546
Total	$2,998,657

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At November 30, 2022, the value of these investments was $936,187. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2022	Shares at November 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 3.59% (a) (b)	$9,903,539	$124,982,157	$131,046,381	$—	$—	$3,839,315	3,839,315	$115,476	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2022.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts

JPMorgan International Bond Opportunities ETF
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.
Interest Rate Swaps
The Fund entered into interest rate swap contracts to manage fund exposure to interest rates or to either preserve or generate a return on a particular investment or portion of its portfolio. These are agreements between counterparties to exchange periodic interest payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically based on a fixed interest rate.